Net Income (Loss) Per Share	12 Months Ended
Sep. 30, 2015
Metu Brands, Inc [Member]
Net Income (Loss) Per Share

Note 11 - Net Income (Loss) Per Share

The Company reports basic and diluted earnings per share (EPS) according to the provisions of ASC Topic 260, which requires the presentation of basic EPS and, for companies with complex capital structures, diluted EPS. Basic EPS excludes dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS is computed by dividing net income (loss) available to common stockholders, adjusted by other changes in income or loss that would result from the assumed conversion of those potential common shares, by the weighted number of common shares and common share equivalents (unless their effect is anti-dilutive) outstanding. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive. Thus, these equivalents are not included in the calculation of diluted loss per share, resulting in basic and diluted loss per share being equal. The following is a reconciliation of the computation for basic and diluted EPS for the years ended September 30, 2015 and 2014:

	2015	2014
Net (Loss)	$(32,281)	$(23,235)

Weighted-average common shares outstanding basic

Weighted-average common stock equivalents	5,000,929	11,144
Stock options	-	-
Warrants	-	-
Preferred stock	27,100,000	27,100,000

Weighted-average common shares outstanding - basic and diluted	3,303,773	10,000